TRULITE, INC.
5 Houston Center
1401 McKinney Street, Suite 900
Houston, TX 77010-4035

February 28, 2007

Michael C. Volley
Division of Corporate Finance
United States Securities and Exchange Commission
100 F Street, N.W.
Mail Room 4561
Washington, D.C. 20549

RE:	Trulite, Inc. (the “Company”)
Form 8-K/A Filed February 28, 2007

Dear Mr. Volley:

In response to the comments contained in the Securities and Exchange Commission (“SEC”) staff comment letter dated February 21, 2007 the Company today has filed the referenced Form 8-K/A.

In connection with this filing, the Company confirms that:

o	The Company is responsible for the adequacy and accuracy of the disclosures in the filing;

o	SEC staff comments or changes to disclosure in response to SEC staff comments do not foreclose the SEC from taking any action with respect to the filing; and

o	The Company may not assert SEC staff comments as a defense in any proceeding initiated by the SEC or any person under the federal securities laws of the United States.

Sincerely,

By:	/s/ Jonathan Godshall
Jonathan Godshall, President
Trulite, Inc.

cc: Jim Ryan